                                                                     Exhibit 10h

                        BELL ATLANTIC SENIOR MANAGEMENT
                             RETIREMENT INCOME PLAN

                         Restated as of January 1, 1996
    To incorporate amendments with effective dates through December 31, 1995

                               Table of Contents
                               -----------------

1.  STATEMENT OF PURPOSE..............................................................   1

2.  DEFINITIONS.......................................................................   1

    "Appeals Committee"...............................................................   1
    "Automatic Survivor Annuity" and "Target Automatic Survivor Annuity"..............   1
    "Bell Atlantic"...................................................................   1
    "Bell Atlantic Company"...........................................................   1
    "Beneficiary".....................................................................   1
    "Benefit Commencement Date".......................................................   1
    "Claims Committee"................................................................   2
    "Disability Pension"..............................................................   2
    "Final Average Pay"...............................................................   2
    "Grantor Trusts"..................................................................   2
    "Hostile Change of Control".......................................................   2
    "Mandatory Beneficiary"...........................................................   2
    "Mandatory Retirement Age"........................................................   2
    "Mid-Career Pension Plan".........................................................   2
    "Participating Company"...........................................................   2
    "Pay".............................................................................   2
    "Paying Agent"....................................................................   3
    "Plan"............................................................................   3
    "Plan Administrator"..............................................................   3
    "Post-Separation Pension".........................................................   3
    "Prior Plan Document".............................................................   3
    "Qualified Pension Benefits"......................................................   3
    "Qualified Pension Formula Benefits"..............................................   4
    "Qualified Pension Plans".........................................................   4
    "Replacement Pay Percentage"......................................................   4
    "Retirement Pension"..............................................................   4
    "Senior Manager"..................................................................   4
    "Senior Manager LTD Plan".........................................................   4
    "Separation from Service".........................................................   4
    "Separation from Service Date"....................................................   4
    "Short Term Incentive Award"......................................................   4
    "Short Term Incentive Plan".......................................................   4
    "Target Single-Sum Death Benefit".................................................   5
    "Target Pension"..................................................................   5
    "Totally Disabled" and "Total Disability".........................................   5
    "Years of Service"................................................................   5

3.  PARTICIPATION.....................................................................   5

  3.1   Participation.................................................................   5
  3.2   Mandatory Retirement Age......................................................   5

4.  TYPES OF PENSION; ELIGIBILITY; FORFEITURE.........................................   6

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Bell Atlantic Senior Management Retirement Income Plan (1/1/96)           Page i


  4.1   Retirement Pension............................................................   6
    4.1.1  Eligibility................................................................   6
    4.1.2  Benefit Commencement.......................................................   6
  4.2   Post-Separation Pension.......................................................   6
    4.2.1  Eligibility................................................................   6
    4.2.2  Benefit Commencement; Actuarial Reduction Factors..........................   6
  4.3   Disability Pension............................................................   7
    4.3.1  Eligibility................................................................   7
    4.3.2  Benefit Commencement and Cessation.........................................   7
    4.3.3  Disabled Senior Managers Who Wish to Cashout...............................   7
    4.3.4  No Accrual During Disability...............................................   7
    4.3.5  Conversion to Retirement Pension...........................................   7
  4.4   Forfeiture of Benefits........................................................   7

5.    AMOUNT OF PENSION BENEFIT.......................................................   8

  5.1   Pension Payable Under This Plan...............................................   8
  5.2   Target Pension................................................................   8
  5.3   Replacement Pay Percentage....................................................   9
  5.4   Early Retirement Reduction Factor.............................................   9
  5.5   Post-Separation Actuarial Reduction Factor....................................   9
  5.6   No Reduction Of Pension Under Prior Plan Document.............................   9

6.    FORM OF BENEFIT.................................................................  10

  6.1   Benefit Commencement Dates Prior To December 31, 1995.........................  10
  6.2   Benefit Commencement Dates On Or After December 31, 1995......................  10
    6.2.1  Forms of Benefit Determined by Qualified Pension Plans.....................  10
    6.2.2  Benefit Commencement Date..................................................  10
    6.2.3  If an Annuity is Elected Under the Qualified Pension Plan..................  10
    6.2.4  Marital Status.............................................................  10
  6.3   Monthly Payments..............................................................  10
  6.4   Single-Sum Cashout............................................................  11
    6.4.1  Eligibility for Cashout....................................................  11
    6.4.2  Conversion of Nonqualified Single-Life Annuity to Cashout..................  11
    6.4.3  Subsequent Modification of Cashout Amount..................................  11
    6.4.4  Cashout Elections..........................................................  12
    6.4.5  No Ad Hoc Increases........................................................  12
    6.4.6  When Paid..................................................................  12
    6.4.7  Agreement as a Condition of Cashout........................................  12
    6.4.8  No Effect on Death Benefit Eligibility.....................................  12
    6.4.9  Part-Annuity, Part-Cashout.................................................  12
    6.4.10 Cashout in Two to Five Annual Installments.................................  12

7.  BENEFITS IN THE EVENT OF DEATH....................................................  13

  7.1   Survivor Annuities............................................................  13
    7.1.1  Death Subsequent to Separation from Service................................  13
    7.1.2  Death Prior to Separation from Service.....................................  13
      7.1.2(a)   Automatic Survivor Annuity...........................................  13
      7.1.2(b)   Target Automatic Survivor Annuity....................................  13
  7.2   Single-Sum Death Benefits.....................................................  13
    7.2.1  General Rule...............................................................  13
    7.2.2  Target Single-sum death Benefit............................................  14
    7.2.3  Accidental Death in the Course of Employment...............................  14
  7.3   Death While Receiving Short-Term Disability Benefits..........................  14


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Bell Atlantic Senior Management Retirement Income Plan (1/1/96)          Page ii


8.  SPONSORSHIP; ADMINISTRATION; AMENDMENT; TERMINATION; CHANGE OF CONTROL............  14

  8.1   Sponsor.......................................................................  14
  8.2   Participating Companies.......................................................  15
  8.3   Amendment; Termination........................................................  15
  8.4   Protection of Benefits........................................................  15
  8.5   Hostile Change Of Control.....................................................  15
  8.6   Plan Administrator............................................................  15
    8.6.1  Express and Implied Powers.................................................  15
    8.6.2  Administrative Guidelines..................................................  15
    8.6.3  Authorize Disbursements....................................................  15
  8.7   Determination Of Benefits; Claims; Appeals....................................  16
    8.7.1  Benefit Calculation in the Absence of Claim................................  16
    8.7.2  Notice of Benefit Determination............................................  16
    8.7.3  ERISA Claims Procedures and Deadlines......................................  16
    8.7.4  Exclusive Administrative Remedy for Claims.................................  16
  8.8   Service In More Than One Capacity.............................................  16
  8.9   Set-Off For Governmental Payments Of Like Kind................................  16
  8.10  Accidental Death; Damage Claims; Release......................................  16
    8.10.1 Releases...................................................................  16
    8.10.2 Damage Claims or Suits.....................................................  17
    8.10.3 Judgment or Settlement.....................................................  17
  8.11  Leaves Of Absence; Breaks In Service..........................................  17
  8.12  Assignment Or Alienation......................................................  17

9.  FUNDING AND PAYMENT OF BENEFITS...................................................  17

  9.1   Plan Unfunded.................................................................  17
  9.2   Contributions To Grantor Trust................................................  18
  9.3   Paying Agent; Allocation Of Cost; Participating Company Contributions.........  18
    9.3.1   Paying Agent..............................................................  18
    9.3.2   Allocation of Accrued Cost and Disbursements..............................  18
    9.3.3   Duty to Reimburse Paying Agent............................................  18
    9.3.4   Bell Atlantic as Secondary Obligor........................................  18
    9.3.5   Participating Companies as Co-Grantors of Grantor Trusts..................  18



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Bell Atlantic Senior Management Retirement Income Plan (1/1/96)         Page iii

                           1.  STATEMENT OF PURPOSE

The purpose of this Plan (which was known prior to January 1, 1989 as the Bell Atlantic Senior Management Non-Qualified Pension Plan) is to provide supplementary pension payments to Senior Managers of Bell Atlantic and its affiliated companies. The Plan provides pension benefits for Senior Managers with at least five Years of Service (and their Beneficiaries) upon retirement or upon Separation from Service for certain other reasons. The amount of the pension benefit under the Plan is based upon factors which take account of Years of Service and Final Average Pay. The Plan also provides a single-sum death benefit for active Senior Managers, and for Senior Managers in retiree status under a Qualified Pension Plan.

This document describes the terms of the Plan, which was comprehensively redesigned, amended and restated effective January 1, 1989, and as it has been amended from time to time thereafter through December 31, 1995. This restatement furthermore incorporates amendments, effective December 31, 1995, which are intended to cause this Plan to be more compatible with the December 31, 1995 cash balance design amendments of the Bell Atlantic Management Pension Plan (renamed the Bell Atlantic Cash Balance Plan) and other Qualified Pension Plans maintained by Bell Atlantic Companies. For Senior Managers with a Separation from Service Date prior to January 1, 1989, the terms of the Prior Plan Document shall apply, and for Senior Managers with a Separation from Service Date prior to December 31, 1995, the terms of this Plan which were in effect on the Separation from Service Date shall apply.


                                2.  DEFINITIONS

The use in this Plan of personal pronouns of the masculine gender is intended to include both the masculine and feminine genders.

"Appeals Committee"
     means a committee comprised of the Chief Executive Officer, the Plan Administrator, and such other persons (if any) as the Plan Administrator may designate from time to time.

"Automatic Survivor Annuity" and "Target Automatic Survivor Annuity" shall have the meaning stated in Section 7.1.2 hereof.

"Bell Atlantic"
     means Bell Atlantic Corporation, a Delaware corporation. Any reference to the "Board of Directors", the "Human Resources Committee", or to the title of any officer, shall mean the Board of Directors, the Human Resources Committee of the Board of Directors, or the respective officer, of Bell Atlantic.

"Bell Atlantic Company"
     means Bell Atlantic and each of its corporate subsidiaries, and each partnership, in which Bell Atlantic has a direct or indirect 50% or greater ownership interest.

"Beneficiary"
     means the surviving spouse or other designated beneficiary of a Senior Manager (with respect to the survivor annuity provisions of this Plan), and the person or persons who may be eligible for a single-sum death benefit under this Plan.

"Benefit Commencement Date"
     shall be the date as of which the benefit under this Plan shall be payable, which is not to be confused with the first date on which a benefit payment will be transmitted to the Senior Manager (which will typically occur up to 90 days following the Benefit Commencement Date). For a Senior Manager with a vested accrued benefit under a Qualified Pension Plan, the Benefit Commencement Date under this Plan shall automatically be the same date as the benefit commencement date under the Qualified Pension Plan.



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Bell Atlantic Senior Management Retirement Income Plan (1/1/96)           Page 1

"Claims Committee"
     means a committee of one or more persons consisting of the Plan Administrator and such other persons (if any) as the Plan Administrator may designate from time to time.

"Disability Pension"
     shall have the meaning stated in Section 4.3.

"Final Average Pay"
     means a Senior Manager's average annual Pay for the five 12-month periods of highest Pay among the last ten years to and including the calendar year of the Senior Manager's Separation from Service. The 12-month periods referred to in the previous sentence may either be a set of five calendar years or a set of five 12-month periods other than calendar years (where each such period begins with the same calendar month and ends with the 12th calendar month thereafter). When determining the amount of Pay in a given period, reference will be made to the period in which Pay was earned rather than the period when paid. Pay in the form of a bonus or short term incentive shall be deemed to have been earned ratably over the months of the performance period in which the short term incentive was earned. The fact that certain Pay which has been earned in one period may have been voluntarily or involuntarily deferred for payment in a later period under the terms of a qualified or nonqualified deferred compensation plan shall not alter the period in which the Pay is taken into account for purposes of Final Average Pay under this Plan.

"Grantor Trusts"
     means the one or more trusts described in the Bell Atlantic Rabbi Trust Agreement and any similar trust agreements to which one or more Bell Atlantic Companies are parties as co-grantors, and which are designed (i) to qualify as grantor trusts within the meaning of Sections 671 through 679 of the Internal Revenue Code, and (ii) to satisfy the rules applicable to so-called "rabbi trusts" as described in rulings and announcements of the Internal Revenue Service and the Department of Labor.

"Hostile Change of Control"
     means a "Hostile Change of Control" as that term is defined in the Bell Atlantic Management Pension Plan, as it may be amended from time to time.

"Mandatory Beneficiary"
     shall have the same meaning as defined under the Bell Atlantic Management Pension Plan, as it may be amended from time to time.

"Mandatory Retirement Age"
     shall have the following meaning (except as otherwise provided by any applicable state or local law which is not pre-empted by Federal law):

             (a) age 65, in the case of any employee who has attained age 65, and who, for the two-year period immediately prior to his Separation from Service, is employed as a Senior Manager or in any other bona fide executive or policy making position and would, in the event of retirement at such time, be entitled to an immediate retirement benefit of not less than $44,000 per annum, in the aggregate, from the Qualified Pension Plans, this Plan, and all other qualified and non-qualified pension, savings and deferred compensation plans maintained by Bell Atlantic Companies; and

             (b) in the case of any other employee, there shall be no Mandatory Retirement Age.

"Mid-Career Pension Plan"
     means the Bell Atlantic Mid-Career Pension Plan, which was frozen as of May 1, 1991, for purposes of any further accruals.

"Participating Company"
     shall mean a Bell Atlantic Company which employs one or more Senior
     Managers.

"Pay"


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Bell Atlantic Senior Management Retirement Income Plan (1/1/96)           Page 2
     shall mean the gross amount (before reduction for tax withholding, or for pre-tax or after-tax contributions to any employee benefit plans) of the sum of:
             (a) the total base recurring salary earned by the Senior Manager for a period during which he was an employee of one or more Bell Atlantic Companies; plus

             (b) the gross amount of the annual bonus or bonuses earned for a performance period for services rendered to one or more Bell Atlantic Companies during (whether such a bonus is awarded in the form of cash or shares or a combination of cash and shares, without regard to any deferral of any such award), including

                    (i) the value of any Short Term Incentive Award earned by the Senior Manager for performance for a Bell Atlantic Company during all or part of an annual performance period, and/or

                    (ii) the value of any other annual bonus (whether such a
             bonus is awarded in the form of cash or a combination of cash and "Options Plus" stock options, without regard to any deferral of any such award) earned for performance during all or part of a performance period under any annual incentive plan of a Bell Atlantic Company (for performance during a period prior to being designated a Senior Manager).

     Solely for purposes of this Section, all references to forms of remuneration paid by one or more "Bell Atlantic Companies" shall, in the case of a Senior Manager who is on an approved rotational assignment to Bell Communications Research, Inc. ("Bellcore"), be deemed to include the corresponding forms of remuneration earned by the Senior Manager while employed by Bellcore, but only such remuneration which is earned while the Senior Manager retains the status of Bellcore rotational.

"Paying Agent"
     shall mean Bell Atlantic, or any other Bell Atlantic Company or third-party entity which is designated by the Plan Administrator from time to time, in such company's or entity's capacity as agent for the Participating Companies in the performance of the payroll function of disbursing any and all benefits which are payable under the terms of this Plan.

"Plan"
     shall mean this Bell Atlantic Senior Management Retirement Income Plan, as it is described herein and as it may be amended from time to time.

"Plan Administrator"
     shall mean the Vice President - Human Resources of Bell Atlantic, or, if that position is not occupied, the incumbent of the most senior executive position of the Human Resources organization of Bell Atlantic.

"Post-Separation Pension"
     shall have the meaning stated in Section 4.2 of this Plan.

"Prior Plan Document"
     shall mean the plan document describing the terms of the Bell Atlantic Senior Management Non-Qualified Pension Plan, as amended and restated as of January 1, 1986.

"Qualified Pension Benefits"
     shall mean the aggregate of the one or more pension benefits actually payable to a Senior Manager (or, subsequent to a Senior Manager's death, to his Beneficiaries), before taking account of any applicable taxes, under the terms of the one or more Qualified Pension Plans in which the Senior Manager has accrued vested benefits, taking into account all elements of the pension calculation, including without limitation (i) the form in which the benefit is being paid, (ii) any early retirement reduction, actuarial discount, or cash-balance-to-annuity conversion factor which may be applicable under the terms of the Qualified Pension Plans as of the Benefit Commencement Date, and (iii) any limitations on the amount which may be paid from the trust of a Qualified Pension Plan under applicable law (including by way of example limitations under Code Section 415 and Code
     Section 401(a)(17)).



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Bell Atlantic Senior Management Retirement Income Plan (1/1/96)           Page 3

"Qualified Pension Formula Benefits"
     shall mean the amount of Qualified Pension Benefits which would be payable to a Senior Manager if the limitations of Code Section 415 did not apply. Qualified Pension Formula Benefits shall be determined after taking into account any limitations under applicable law other than Code Section 415, such as the limitations of Code Section 401(a)(17).

"Qualified Pension Plans"
     shall mean the defined-benefit pension plans designed to be qualified under
     Section 401(a) of the Internal Revenue Code and sponsored by a Bell Atlantic Company, whether such plans embody a traditional pension annuity benefit design or a cash balance design.

"Replacement Pay Percentage"
     shall have the meaning stated in Section 5.3 hereof.

"Retirement Pension"
     shall have the meaning stated in Section 4.1 of this Plan.

"Senior Manager"
     shall mean an active or former employee who is serving or has served as an officer of one or more Bell Atlantic Companies and who, by resolution adopted by the Human Resources Committee, has at any time been granted the status of Senior Manager, unless and until such status is revoked in a subsequent resolution adopted by the Human Resources Committee. The Human Resources Committee may, in its sole discretion, revoke Senior Manager status in the event, and as of the date, of either (a) the demotion or downgrade of an officer who was then a Senior Manager, or (b) upon the occurrence of any forfeiture event stated under Section 4.4 hereof; provided, however, that under no circumstances shall the Human Resources Committee, or any officer or director of any Bell Atlantic Company, take any action on or after the occurrence of a Hostile Change of Control to revoke, or construe as revoked, the Senior Manager status of any person who had Senior Manager status immediately prior to the Hostile Change of Control.

"Senior Manager LTD Plan"
     means the Bell Atlantic Senior Management Long Term Disability and Survivor Protection Plan, as it may be amended from time to time.

"Separation from Service"
     means the termination of employment of a Senior Manager for any reason, including, without limitation, retirement, disability, resignation, discharge, other voluntary or involuntary termination, failure to return to duty upon recovery from a disability or at the expiration of a recognized leave of absence or approved rotational assignment, or death, but not including (i) commencement of an approved leave of absence or rotational assignment, or (ii) transfer to another Bell Atlantic Company.

"Separation from Service Date"
     means, in the event of a Senior Manager's Separation from Service, the first day following the last day on which a Senior Manager is treated as being on the payroll of a Bell Atlantic Company as an employee in active service or on an approved leave or rotational assignment. In the case of a Senior Manager with a Retirement Pension, the Separation from Service Date is also referred to as the "pension commencement date". For a former employee with a right to receive a deferred Post-Retirement Pension, the pension commencement date means the first day for which a pension benefit hereunder becomes payable.

"Short Term Incentive Award"
     means the amount (if any) awarded to a Senior Manager after the end of an annual performance period, pursuant to the Short Term Incentive Plan in which the Senior Manager then participates. The term Short Term Incentive Award refers to the gross amount earned (before any applicable tax withholding), whether such amount is distributed when awarded or is deferred, and whether such award is in the form of cash or stock or a combination of cash or stock.

"Short Term Incentive Plan"



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Bell Atlantic Senior Management Retirement Income Plan (1/1/96)           Page 4
     means the Bell Atlantic Senior Management Short Term Incentive Plan maintained for Senior Managers by the Bell Atlantic Companies.

"Target Single-Sum Death Benefit"
     shall have the meaning stated in Section 7.2 hereof.

"Target Pension"
     means a pension, expressed as an annual amount calculated in the manner described in Article 5 of this Plan, which is intended to represent the total pension benefit for which a Senior Manager is eligible under all defined-benefit pension plans maintained by Bell Atlantic Companies in which the Senior Manager participates, including, without limitation, benefits under this Plan and under the Qualified Pension Plans.

"Totally Disabled" and "Total Disability" shall have the following meaning: a Senior Manager shall be considered to be Totally Disabled and to be subject to a Total Disability if, on and after the completion of the 26- or 52-week period of disability benefits (whichever is applicable) through the date as of which the Company elected to terminate the Senior Manager's employment due to disability, the Senior Manager continues to be disabled as determined by the administrator of the Bell Atlantic Bell Flex Long Term Disability Plan (or, for a Senior Manager who is not a participant in that plan, as determined by the administrator of the long term disability plan of the applicable Bell Atlantic Company in which the Senior Manager participates).

"Years of Service"
     For purposes of benefit accrual under this Plan, except as expressly limited or stated elsewhere in the Plan, "Years of Service" shall mean the aggregate (without double counting) of all periods of service for which the Senior Manager is credited for benefit accrual purposes under the terms of the one or more Qualified Pension Plans in which the Senior Manager has an accrued benefit, stated in terms of years and any fraction of a year. Years of Service shall, in addition (but without double counting), include any period during which the Senior Manager is employed by any Bell Atlantic Company which does not at that time participate in a Qualified Pension Plan (with such service calculated according to the rules of the Bell Atlantic Cash Balance Plan solely for purposes of determining Years of Service under this Plan).

     For purposes of determining a Senior Manager's "Years of Service" for purposes of qualifying for a Retirement Pension under this Plan (as distinct from Years of Service for benefit accrual purposes), the rules applicable to retirement-eligibility service under the Qualified Pension Plan(s) in which the Senior Manager participates shall apply.


                               3.  PARTICIPATION


3.1  Participation.
Each Senior Manager shall be a participant in this Plan on and after the date on which the individual becomes a Senior Manager, and shall remain a participant so long as he or she retains the status of Senior Manager.

3.2  Mandatory Retirement Age.
Each Senior Manager for whom a Mandatory Retirement Age is applicable under the definition of that term in Section 2 hereof shall be subject to mandatory Separation from Service, and shall cease to be eligible for hire in the capacity of a Senior Manager by any Bell Atlantic Company, on and after the last day of the month in which such Senior Manager attains the Mandatory Retirement Age (whether or not he is then eligible for a Retirement Pension or Post-Separation Pension).



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Bell Atlantic Senior Management Retirement Income Plan (1/1/96)           Page 5

                4.  TYPES OF PENSION; ELIGIBILITY; FORFEITURE.


4.1  Retirement Pension.

     4.1.1  Eligibility.
     A Senior Manager shall be eligible for a Retirement Pension under this Plan upon his Separation from Service for any reason other than death, Total Disability, or cause, if, on his Separation from Service Date, the following conditions are met:

          (i)     he is then treated as having the status of a Senior Manager;
          and

          (ii) he then, either: (A) has a combination of age and years of service on the Separation from Service Date that equals or exceeds any of the following combinations:

          Age equal to or greater than:    Service equal to or greater than:

          Any age                          30 years
          50                               25 years
          55                               20 years
          60                               15 years
          65                               10 years

          or (B) has attained and accrued a combination of age and retirement eligibility service which the Human Resources Committee has determined, in its discretion on a case-by-case basis, constitute sufficient age and service for that particular Senior Manager to qualify for an immediate Retirement Pension.

     4.1.2  Benefit Commencement.
     A Retirement Pension shall commence on the benefit commencement date under the Qualified Pension Plan.

4.2  Post-Separation Pension.

     4.2.1  Eligibility.
     A Senior Manager who is not eligible for a Retirement Pension under Section 4.1.1, or who Separates from Service on account of disability but fails to be eligible for a Disability Pension under Section 4.3, shall be eligible for a Post-Separation Pension under this Plan in the event of his Separation from Service for any reason other than death or cause, if, on his Separation from Service Date, the following conditions are met:

          (i)     he is then treated as having the status of a Senior Manager;
          and

          (ii) he has then accrued five years of service for vesting purposes under the terms of at least one Qualified Pension Plan.

     4.2.2  Benefit Commencement; Actuarial Reduction Factors.
          (i) A Post-Separation Pension shall commence on the same date as the benefit commencement date under the Qualified Pension Plan in which the Senior Manager participates (sometimes referred to herein as the "pension commencement date"). If the Senior Manager does not participate in a Qualified Pension Plan or has no vested benefit under any Qualified Pension Plan, the pension commencement date shall be the Separation from Service Date.

          (ii) In the event that the Benefit Commencement Date occurs prior to age 65, the Post-Separation Pension shall be subject to actuarial reduction in accordance with the terms of Section 5.2(b)(ii) and, if applicable, Section 5.2(c)



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Bell Atlantic Senior Management Retirement Income Plan (1/1/96)           Page 6

4.3  Disability Pension.

     4.3.1  Eligibility.
     A Senior Manager shall be eligible under this Plan for a Disability Pension in the form of an annuity if, on his Separation from Service Date, the following conditions are met:

            (i) he or she is then treated as having the status of a Senior Manager;

            (ii)    he or she has accrued at least 15 Years of Service; and

            (iii) his or her employment is terminated by the employing company on account of disability.

     4.3.2  Benefit Commencement and Cessation.
     The Benefit Commencement Date for a Disability Pension shall be the benefit commencement date under the Qualified Pension Plan in which the Senior Manager participates. A Disability Pension shall cease in the event, and at the time, that the Senior Manager is found to be no longer Totally Disabled, at which time the benefit shall convert to a deferred Post-Separation Pension (with an actuarial reduction based on the individual's age at the time of commencing the Post-Separation Pension), or an immediate and unreduced Retirement Pension, depending upon the age and service of the Senior Manager on the Separation from Service Date.

     4.3.3  Disabled Senior Managers Who Wish to Cashout.
     If a Senior Manager has elected to cashout 100% of his or her Qualified Plan Benefit and wishes to cashout some or all of his benefit under this Plan, the Senior Manager may elect to waive the right to receive a Disability Pension and to receive instead the Retirement Pension or Post-Separation Pension which he or she would have been eligible to receive in the absence of the disability, and the Senior Manager may then elect to cashout some or all of the Retirement Pension or Post-Separation Pension, whichever is applicable.

     4.3.4  No Accrual During Disability.
     Notwithstanding the terms of any Qualified Pension Plan in which a Senior Manager who is receiving a Disability Pension may be a participant, for purposes of this Plan, no Years of Service shall accrue on or after the Separation from Service Date of the Senior Manager, unless the Senior Manager ceases to be Totally Disabled and is re-employed as a Senior Manager.

     4.3.5  Conversion to Retirement Pension.
     A Disability Pension which has commenced at any date prior to the date a Senior Manager attains age 65 shall convert to a Retirement Pension on the date he attains age 65.

4.4  Forfeiture of Benefits.
On any date prior to, but in no event at any time after, the occurrence of a Hostile Change of Control, the Human Resources Committee may, in its sole discretion, take action to cause to be forfeited all benefits for which a Senior Manager (and his Beneficiaries) would be otherwise eligible hereunder, under any of the following circumstances:

     (a)    the Senior Manager is discharged by his employing company for cause;

     (b) the Human Resources Committee determines that the Senior Manager engaged in misconduct in connection with his employment with a Bell Atlantic Company; or

     (c) the Plan Administrator determines that the Senior Manager has breached his or her non-compete or proprietary information duties to Bell Atlantic. In furtherance of the prohibitions of this Plan against engaging in competitive activities or disclosing proprietary information, the following additional terms and conditions shall apply:

            (i) During the first two years following a Senior Manager's Separation from Service Date, (1) a cash out under the Plan shall be available only if the Senior Manager signs a non-compete and proprietary information agreement, or delivers a copy of a previously executed agreement of that type which is then in force, in a form acceptable to the Plan Administrator with the advice of


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Bell Atlantic Senior Management Retirement Income Plan (1/1/96)           Page 7
          counsel, and (2) neither a cashout shall be paid nor an annuity shall commence under the Plan unless and until the Senior Manager delivers both: (a) written information sufficient to enable the Plan Administrator to determine whether the Senior Manager's subsequent career plans or commitments will violate the applicable non-compete rule, and (b) an agreement to provide timely notice of any changed circumstances during the ensuing two years.

          (ii) In addition to, and apart from, the Plan Administrator's existing discretion to cause a forfeiture of a Senior Manager's pension if he or she violates the applicable non-compete rule, the Plan Administrator with the advice of counsel and the concurrence of the Chairman of the Human Resources Committee shall have the discretion, for up to two years, to suspend a Senior Manager's eligibility to cash out the benefit or commence an annuity under this Plan if the Senior Manager does not fully comply with applicable requirements of paragraph "(i)", or if there is evidence that further investigation would show that the Senior Manager is seeking to, or has, become involved with employment or business activities contrary to the applicable non-compete rule.

          (iii) For purposes of this Plan, the definitions of prohibited competitive activities and prohibited disclosure of proprietary information shall be as stated in the terms and conditions of the form of non-compete and proprietary information agreement generally applicable to newly hired and promoted Senior Managers, as that form of agreement may exist on the Separation from Service Date; provided, however, that, for a Senior Manager who, on the Separation from Service Date, is subject to a previously executed non-compete and proprietary information agreement which then remains in force, the applicable definitions for purposes of this Plan shall be as stated in such prior agreement; provided, however, that nothing in this paragraph is intended to negate the provisions of the previous two paragraphs.


                         5.  AMOUNT OF PENSION BENEFIT


5.1  Pension Payable under this Plan.
On a Senior Manager's Benefit Commencement Date the non-qualified pension benefit payable under this Plan (expressed as an annuity of the form applicable to the Senior Manager's benefit) shall be equal to the Senior Manager's Target Pension (expressed as an annuity of the applicable form), minus the Senior
                                                          -----
Manager's Qualified Pension Benefits (expressed as an annuity of the same form). In the case of a Senior Manager whose pension benefit under this Plan is being partly or fully paid in the form of a cashout, the "annuity of the applicable form" for purposes of the previous sentence shall be a single-life annuity commencing on the Benefits Commencement Date; and, in such a case, the non-qualified single-life annuity benefit determined under the previous sentence shall then be converted to a cashout in accordance with the rules of Section 6.4 of this Plan.

5.2  Target Pension.
On the Benefit Commencement Date, a Senior Manager's Target Pension (expressed as an annuity of the form applicable to the Senior Manager) shall be equal to the greater of the Senior Manager's Qualified Pension Formula Benefits (expressed as an annuity of the same form), or:

     (a)  the product of:

          (i)     the Replacement Pay Percentage, times

          (ii)    Final Average Pay;

     (b)  reduced (except in the case of a Disability Pension annuity) by:
          -------

          (i) any applicable early retirement reduction factor under Section 5.4, in the case of a Retirement Pension; or

          (ii) any applicable actuarial reduction factor under Section 5.5, in the case of a Post-Separation Pension; and


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

     (c) if the benefit is paid in any form of annuity other than a single life annuity, the portion of the benefit that is paid in that form shall be further reduced by the applicable factor which, under the terms of the
     ---------------
     Qualified Pension Plan, is to be used to convert a single life annuity to an annuity of the applicable form.

The benefit calculated in paragraphs (a) through (c) of this Section shall be subject to adjustment based on any modification of the Target Pension if the Senior Manager's Final Average Pay increases due to any benefit-bearing Pay (for example, a Short Term Incentive Award) that is awarded to the Senior Manager after the Benefit Commencement Date.

5.3  Replacement Pay Percentage.
A Senior Manager's Replacement Pay Percentage shall be measured as of his Separation from Service Date, and shall be equal to the sum of:
     (a)   two percentage points (2%) for each of his first 20 Years of Service;
     (b) one and a half percentage points (1.5%) for each of his next 10 Years of Service; plus
     (c)   one percentage point (1%) for each of his next 5 Years of Service;
     and
     (d) no further percentage points for any additional Years of Service thereafter.

For a Senior Manager with less than 35 Years of Service, where the Senior Manager has accrued a fraction of a Year of Service in addition to a whole number of years, then such Senior Manager shall be credited with the product of
(i) that fraction, times (ii) the number of percentage points that would be credited for the next full year.

5.4  Early Retirement Reduction Factor.
The early retirement reduction factor which is applicable to a Senior Manager's Retirement Pension shall be equal to the product of:
     (a)   five percent (5%), times
     (b) the number of years and fraction of a year by which the Separation from Service Date precedes the date on which the Senior Manager attains age 60, where the "fraction of a year" is measured in twelfths based on the number of full (not partial) months;

provided, however, that the Human Resources Committee may, in its sole discretion on a case-by-case basis, waive all or any portion of the early retirement reduction which would otherwise apply to a Senior Manager.

5.5  Post-Separation Actuarial Reduction Factor.
In the case of a Post-Separation Pension in the form of an annuity which commences at any time prior to the date on which the Senior Manager attains age 65, the actuarial reduction factor shall be determined with reference to the Benefit Commencement Date for the Post-Separation Pension, based on interest rates and mortality factors prescribed by the Federal legislation commonly known as "GATT", namely, the yield on 30-year U.S. Treasury bonds and 1983 Group Annuity Mortality (GAM 83) factors, determined under the rules in effect as of the Benefit Commencement Date under the Qualified Pension Plan in which the Senior Manager participates. In the case of a Post-Separation Pension commencing on or after the date the Senior Manager attains age 65, the actuarial reduction factor shall be zero. Notwithstanding any other provision of this Section 5.5, the Human Resources Committee may, in its sole discretion on a case-by-case basis, waive all or any portion of the actuarial reduction which would otherwise apply to a Senior Manager whose Post-Separation Pension has commenced, or will commence, prior to age 65.

5.6  No Reduction of Pension under Prior Plan Document.
Notwithstanding any other provision of this Plan, the Target Pension under
Section 5.2 of this Plan, for which a Senior Manager is eligible as a consequence of his actual Separation from Service at any time on or after January 1, 1989, shall not be less, when expressed as a benefit in the form of a single-life annuity, than the aggregate pension amount (expressed as a single-life annuity) to which he would have been entitled if he had a Separation from Service Date of December 31, 1988, taking into account the Years of Service and compensation history he had then


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Bell Atlantic Senior Management Retirement Income Plan (1/1/96)           Page 9
accrued (including the actual Short-Term Incentive Award for performance in 1988), and the age he had then attained, under the December 31, 1988 pension formulas of the Qualified Plans, the Mid-Career Pension Plan, the non-disability provisions of the Senior Manager LTD Plan, and the Prior Plan Document.

                             6.  FORM OF BENEFIT.


6.1  Benefit Commencement Dates Prior to December 31, 1995.
In the case of a Senior Manager who has a Benefit Commencement Date prior to December 31, 1995, the available forms of benefit shall be those described in the version of this Plan which was in effect on the Benefit Commencement Date.

6.2  Benefit Commencement Dates On or After December 31, 1995.

     6.2.1  Forms of Benefit Determined by Qualified Pension Plans.
     With the exception of the cashout forms of benefit described in Section 6.4 and the method for calculating the amount of the cashout as described in that Section, the annuity forms of benefit which a Senior Manager may elect under this Plan shall be precisely the same forms of benefit (calculated in the same manner) as the forms of annuities offered as of the Benefit Commencement Date under the terms of the Qualified Pension Plan in which the Senior Manager participates.

     6.2.2  Benefit Commencement Date.
     The Benefit Commencement Date under this Plan shall automatically be the benefit commencement date for the Qualified Pension Benefit payable to the Senior Manager. The Benefit Commencement Date for a survivor annuity under this Plan shall automatically be the benefit commencement date for the Qualified Pension Benefit applicable to the survivor annuitant.

     6.2.3  If an Annuity is Elected Under the Qualified Pension Plan.
     For a Senior Manager (or survivor annuitant) who elects to receive his or her Qualified Pension Benefit in whole or in part in the form of an annuity, any portion of the pension benefit payable as an annuity under this Plan shall automatically be payable as an annuity of exactly the same form as the annuity benefit payable to the Senior Manager (or his or her survivor annuitant) under the Qualified Pension Plan. Under this Plan, the method used to convert a single-life annuity to an annuity of any other form shall be the method which is in effect under the terms of the applicable Qualified Pension Plan as of the Benefit Commencement Date. For a Senior Manager who elects to receive his or her Qualified Pension Benefit in the form of a joint and survivor annuity, the designated survivor annuitant under this Plan shall automatically be the same survivor annuitant designated for the Qualified Pension Benefit.

     6.2.4  Marital Status.
     For purposes of this Plan, the Plan Administrator may require a Senior Manager or a person purporting to be a Beneficiary to present, and the Plan Administrator may rely upon without any duty to further investigate, any official documentary evidence of civil law marital status, such as a marriage certificate or record of marriage, or a court order or other record of divorce, issued by a court or governmental unit. Common law marriage shall not be recognized for purposes of this Plan.

6.3  Monthly Payments.
Pension benefits in the form of an annuity shall be payable in monthly installments. The Plan Administrator shall endeavor to ensure that the annual Target Pension amount for any annuity is paid, as nearly as practicable, in twelve approximately equal monthly installments. The Plan Administrator may elect to cause the Paying Agent to pay a constant portion of each monthly installment from company assets under this Plan and to cause the trustee of the

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Bell Atlantic Senior Management Retirement Income Plan (1/1/96)          Page 10

Qualified Pension Plans to pay a complementary constant portion from the applicable qualified trust. Alternatively, the Plan Administrator may cause said trustee to pay the first installments in each calendar year from the Qualified Pension Plan (or Plans) until the amount payable under the Qualified Pension Plan(s) reaches the applicable limit under the terms of the Qualified Pension Plan(s) or applicable tax law, and to cause the Paying Agent to pay the remaining installments for the year from company assets under this Plan.

6.4  Single-Sum Cashout.

     6.4.1  Eligibility for Cashout.
     If, but only if, a Senior Manager elects to receive his or her Qualified Pension Benefit in whole or in part in the form of a cashout, the Senior Manager shall be eligible to elect to receive the nonqualified pension benefit under Section 5.1 of this Plan either in whole or in part in the form of a cashout as described in this Section 6.4; provided, however, that a Senior Manager who is eligible for a Disability Pension may elect a cashout only under the circumstances described in Section 4.3.3.

     6.4.2  Conversion of Nonqualified Single-Life Annuity to Cashout
     The nonqualified benefit described in Section 5.1, expressed as a single life annuity, may be converted to a single-sum cashout, as follows:

            (i) As of the Benefit Commencement Date, determine the nonqualified benefit payable to the Senior Manager under Section 5.1, where both the Target Benefit under this Plan and the accrued benefit under the Qualified Pension Plan are expressed in the form of an immediate single life annuity. The term "Nonqualified Single Life Annuity" shall mean the difference (expressed as an immediate single life annuity) resulting from subtracting (A) the Qualified Plan Benefit expressed as an immediate single life annuity, from (B) the Target Benefit under this Plan expressed as an immediate single life annuity; provided, however, that any negative difference shall be disregarded. In the case of a Senior Manager who is eligible for a Retirement Pension, the annuity described in clause "(B)" of this paragraph shall take account of the applicable early retirement reduction factors of Section 5.4 of this Plan. In the case of a Senior Manager who is not eligible for a Retirement Pension, the annuity described in clause "(B)" of this paragraph shall be determined by converting the Target Benefit in the form of a single life annuity commencing at age 65 to an immediate annuity by applying the same actuarial assumptions and mortality factors as those which are used, as of the Benefit Commencement Date, for determining an immediate single life annuity under the Qualified Pension Plan.

            (ii) Determine the present value of the Nonqualified Single Life Annuity, as of the Benefit Commencement Date, by determining the present value of a stream of monthly payments equal to the Nonqualified Single Life Annuity over a number of years then equal to the Senior Manager's life expectancy, without reference to any hypothetical future ad hoc increase or any hypothetical future adjustment in the limitations under Section 415 of the Internal Revenue Code.

            (iii) For purposes of calculating the present value in "(ii)", use a present value discount rate equal to 100% of the PBGC rate for the calendar month prior to the month in which the day prior to the Benefit Commencement Date occurs; and use life expectancy assumptions which are reasonably representative of broad-based employee mortality experience, as determined by the Plan Administrator with the advice of the Treasurer of Bell Atlantic.

     6.4.3  Subsequent Modification of Cashout Amount.
     The cashout calculated in Section 6.4.2 shall be subject to adjustment based on any modification of the Target Pension that is caused by any benefit-bearing Pay awarded to the Senior Manager after the Separation from Service Date.

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Bell Atlantic Senior Management Retirement Income Plan (1/1/96)          Page 11

     6.4.4  Cashout Elections.
     A cashout election shall be made in accordance with rules and procedures substantially similar to those under the Qualified Pension Plan. A cashout election may be revoked until the Benefit Commencement Date. For a Senior Manager who is married on the Benefit Commencement Date, a cashout may not be elected without the signed consent of the spouse on a form approved by the Plan Administrator.

     6.4.5  No Ad Hoc Increases.
     A Senior Manager who receives a cashout shall have no right to receive any ad hoc pension increase under this Plan at any time.

     6.4.6  When Paid.
     Any portion of the benefit which the Senior Manager elects to receive as a cashout shall be payable in full, as soon as practicable, and not later than 60 days following the Benefit Commencement Date, and no actuarial adjustment (akin to interest) shall be applicable to such a cashout for the period from the Benefit Commencement Date to the date actually paid.

     6.4.7  Agreement as a Condition of Cashout.
     As a condition to receiving a benefit in the form of a cashout, a Senior Manager must sign a document, in a form satisfactory to the Plan Administer, as described in the non-compete and proprietary information provisions of Section 4.4(c) of this Plan.

     6.4.8  No Effect on Death Benefit Eligibility.
     An election of a benefit in the form of a cashout shall have no effect on subsequent eligibility for a single-sum death benefit under Section 7.2 of this Plan.

     6.4.9  Part-Annuity, Part-Cashout.
     A Senior Manager who is eligible under the terms of Section 6.4.1 may, with the written consent of his or her spouse (if any), elect within the 90 days ending on the Benefit Commencement Date to receive any percentage (from 0% to 100%) of the nonqualified pension benefit under this Plan in the form of a cashout, with the remainder (if any) to be paid in any one of the forms of annuity described under the terms of the Senior Manager's Qualified Pension Plan then in effect.

     6.4.10  Cashout in Two to Five Annual Installments.
     In lieu of a single-sum cashout, a Senior Manager who qualifies for a Retirement Pension at the time of his or her eventual retirement, may elect in writing, not later than 12 months prior to the Senior Manager's subsequent actual Benefit Commencement Date, to a benefit distribution alternative which the Plan Administrator determines to be the actuarial equivalent of the single-sum cashout described in Section 6.4.2, but which is payable in two, three, four or five annual installments. For a Senior Manager who wishes to have an opportunity on the Benefit Commencement Date to receive a distribution in two to five annual installments, the written election described in the first sentence of this paragraph must identify which of the annual installment options (i.e., two, or three, or four, or five annual installments) the Senior Manager wishes to reserve as an alternative available to him or her at the time of the Benefit Commencement Date. Within the 90-day period ending in the Benefit Commencement Date, if the Senior Manager's Qualified Pension Benefit is payable 100% as a cashout, the Senior Manager who had previously tendered such a timely prior written notice may then elect either the previously earmarked form of installment distribution, or an annuity of a type then available under the terms of the Senior Manager's Qualified Pension Plan then in effect. If, instead, the Qualified Pension Benefit is payable as an annuity, the nonqualified pension benefit under this Plan shall be paid as an annuity of the same form.


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Bell Atlantic Senior Management Retirement Income Plan (1/1/96)          Page 12

                      7.  BENEFITS IN THE EVENT OF DEATH


7.1  Survivor Annuities.

     7.1.1  Death Subsequent to Separation from Service.
     To the extent provided under the terms of Article 6, in the event of the death of a Senior Manager with a Retirement, Post-Separation or Disability Pension benefit in the form of a joint and survivor annuity hereunder, who dies subsequent to his or her Benefit Commencement Date, the designated survivor annuitant (if the designated annuitant survives the deceased), shall be entitled to the applicable survivor annuity in accordance with the same terms and conditions which apply to a benefit of the same form under the Qualified Pension Plan.

     7.1.2  Death Prior to Separation from Service.

            7.1.2(a)  Automatic Survivor Annuity.
            In the event of the death, prior to the Benefit Commencement Date of a person who is a Senior Manager and has accrued a vested benefit under this Plan on his date of death, and who is survived by a person who is then his Spouse, said surviving Spouse shall be entitled to an Automatic Survivor Annuity in an amount which, when expressed as a single-life annuity for the life of the surviving Spouse, is equal to the Target Automatic Survivor Annuity (expressed as a single-life annuity) less any survivor's annuity benefit or
                                      ----
            death beneficiary's cash balance benefit (expressed as a single-life annuity) which is actually payable to the designated beneficiary under the Senior Manager's Qualified Pension Plan.

            7.1.2(b)  Target Automatic Survivor Annuity.
            The Target Automatic Survivor Annuity shall be an annuity, commencing on the day after the date of death of the Senior Manager, and payable for the life of the surviving spouse, in an annual amount equal to the greater of:

            (A)   15% of the Target Single-Sum Death Benefit calculated under
            Section 7.2.2, which is occasioned by the Senior Manager's death; or

            (B) 50% of the Target Pension for which the Senior Manager would have been eligible (if any) if he had Separated from Service on his date of death with a joint and 50% survivor annuity (calculated to take account of a 10% joint and survivor annuity reduction factor), and with either of the following (whichever, if any, is applicable):

                  (1) an immediate Retirement Pension, if he then had sufficient age and service to qualify for that form of benefit, and such pension shall not be reduced by any otherwise applicable early retirement reduction factor; or

                  (2) if clause "(1)" above does not apply but the Senior Manager has accrued at least five years of vesting service under the Qualified Pension Plan, a Post-Separation Pension commencing on the date of death, where such pension (when expressed in the form of a single life annuity) shall not be reduced by any otherwise applicable actuarial reduction factor.

7.2  Single-Sum Death Benefits.

     7.2.1  General Rule.
     In the event of the death of a Senior Manager before his Separation from Service, or, in the event of a death at any time after the Separation from Service of a Senior Manager who had sufficient age and service to qualify for a Retirement Pension at the time of his or her Separation from Service Date, a single-sum death benefit shall be payable under this Plan to the Senior Manager's Mandatory Beneficiary in an amount equal to the Target Single-Sum Death Benefit described in paragraph (b) below, less the total
                                                                ----
     amount (if any) of

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Bell Atlantic Senior Management Retirement Income Plan (1/1/96)          Page 13
     all single-sum death benefits payable under the terms of one or more Qualified Pension Plans (referred to in such plans as "1991 Death
     Benefits") as a consequence of the death of the Senior Manager. Except for a death benefit under Section 7.2.3 (if applicable), no death benefit shall be payable under this Section 7.2 as a consequence of the death of a Senior Manager whose first employment commencement date with any Bell Atlantic Company occurred after April 1, 1991.

     7.2.2  Target Single-sum death Benefit.
     The "Target Single-sum death Benefit" shall be the sum of:

            (i)     either of the following (whichever is applicable):
                    ------

                    (a) the gross amount of the last Short Term Incentive Award for the last full 12-month performance period for which a Short Term Incentive Award was awarded to the Senior Manager, but in no event for any performance year later than 1990, or
                          --

                    (b) in the case of an employee who was promoted to Senior Manager status after January 1, 1991, for whom paragraph (a) above is not applicable, the amount of the standard award under the Short Term Incentive Plan for a hypothetical Senior Manager employed at the same salary grade as the deceased Senior Manager and serving in that status for the full 1990 performance year;

          plus

          (ii) the annualized rate of the recurring base salary which was actually being earned by the Senior Manager on the earlier of (A) December 31, 1991, or (B) in the case of a death after the Separation from Service Date, the annualized rate earned by the Senior Manager on the day prior to the Separation from Service Date.

     7.2.3  Accidental Death in the Course of Employment.
     In the event that a Senior Manager dies, prior to his Separation from Service for any other reason, as a consequence of a "job-related accidental injury" (as such term is then interpreted under the terms of the Bell Atlantic Management Pension Plan), a single-sum death benefit shall be payable under this Plan to the Senior Manager's Mandatory Beneficiary in an amount equal to three times the Target Single-sum death Benefit described
                     -----------
     in paragraph (b) above (but without reference to the December 31, 1991 limitation date), less the amount (if any) of the total single-sum death
                       ----
     benefits payable to him under the Qualified Pension Plans.

7.3  Death While Receiving Short-Term Disability Benefits.
In the event of the death of a Senior Manager who was receiving short-term disability benefits on the date of death, and who would have been eligible for a Disability Pension if he or she had lived long enough to exhaust the 26-week or 52-week disability benefit period that is a prerequisite for a Disability Pension, the Plan Administrator shall determine pension benefits under this Plan as though the Senior Manager had expired the short-term disability period on the day prior to his or her death, thereby qualifying for a Disability Pension, and then died on the following day. A Senior Manager who is receiving short-term disability benefits and who is eligible to retire, may retire without forfeiting eligibility to continue receiving sickness benefits (subject to continuing to comply with the terms of the short-term disability plan), and the Senior Manager shall be eligible to submit a written election of the form of benefit under this Plan upon tendering his or her written election to retire.

                  8.  SPONSORSHIP; ADMINISTRATION; AMENDMENT;
                        TERMINATION; CHANGE OF CONTROL.

8.1  Sponsor.
Bell Atlantic is the sponsor of the Plan.

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

8.2  Participating Companies.
Each Participating Company shall (i) bear its allocated share of the expenses, and contribute its allocated share of disbursements, as described in Article 9 of the Plan, (ii) conform to the terms of the Plan, as they may be amended from time to time, and (iii) accede to the authority exercisable hereunder by Bell Atlantic and its officers, the Human Resources Committee, the Plan Administrator, and the Claims and Appeals Committees.

8.3  Amendment; Termination.
Subject to the terms of Sections 8.4 and 8.5 hereof, and with or without advance notice to Senior Managers and their Beneficiaries:

     (a) the Human Resources Committee may, in its sole discretion at any time prior to the occurrence of a Hostile Change of Control, amend the Plan in any manner which it deems appropriate, and may terminate the Plan; and

     (b) the Plan Administrator, with the advice of counsel, may amend the Plan in any manner which has no effect on the amount or rate of accrual of benefits, or eligibility to receive a benefit, under the Plan.

8.4  Protection of Benefits.
No amendment or termination of the Plan, and no cessation of participation by any Participating Company, shall cause any vested, accrued pension benefit hereunder to be reduced below the dollar value of such benefit as it existed immediately prior to such amendment, withdrawal or termination; provided, however, that nothing in this Section 8.4 is intended to curtail the right and authority of the Human Resources Committee, at any time prior to the occurrence of any Hostile Change of Control, to amend either the terms of the Plan which describe conditions which may result in a revocation of Senior Manager status, or the terms of Section 4.4 (pertaining to events of forfeiture), and from time to time thereafter, but prior to any Hostile Change of Control, to apply and enforce such amended terms.

8.5  Hostile Change of Control.
During the five-year period commencing on the date of any Hostile Change of Control and terminating on the fifth anniversary of such date, none of the terms of the Plan may be amended in any manner which affects the amount or rate of accrual of benefits, the form or timing of, or eligibility for, benefits, or the conditions under which Senior Manager status may be revoked or a benefit may be forfeited, in the absence of the approval of a two-thirds majority of all Senior Managers.

8.6  Plan Administrator.

     8.6.1  Express and Implied Powers.
     The Plan Administrator shall have the specific powers granted to the Plan Administrator under the terms of this Plan and shall have such other powers as may be necessary in order to enable the Plan Administrator to administer the Plan, except for the powers specifically reserved in this Plan to others.

     8.6.2  Administrative Guidelines.
     The Plan Administrator may establish such administrative guidelines as he determines are necessary and appropriate for the administration of the Plan, and may amend such guidelines from time to time in his sole discretion.

     8.6.3  Authorize Disbursements.
     The Plan Administrator shall have the authority (and may delegate to one or more other persons the authority) to authorize disbursements by the Paying Agent to pay benefits under this Plan.

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

8.7  Determination of Benefits; Claims; Appeals.

     8.7.1  Benefit Calculation in the Absence of Claim.
     Upon the occurrence of any event entitling a Participant or Beneficiary to a benefit under the Plan, except in the case of a death of a Participant subsequent to his Separation from Service, no application for a benefit is required. Upon the occurrence of any such event which requires no application, or upon receipt of notice of the death of a separated Senior Manager, the Plan Administrator shall determine the amount, form and timing of the benefit which is payable, and the person or persons to whom payable.

     8.7.2  Notice of Benefit Determination.
     The Plan Administrator shall provide notice in writing to a Participant or Beneficiary (whichever is applicable), stating the amount, form and timing of the benefit, or the reason for any denial or forfeiture of any benefits.

     8.7.3  ERISA Claims Procedures and Deadlines.
     In the event that a Participant or Beneficiary believes that a benefit has been incorrectly determined or denied, a written claim may be addressed to the Vice President Human Resources of Bell Atlantic and delivered to the attention of the Plan Administrator. Each claim with respect to benefits under the Plan shall be decided by the Vice President Human Resources, and any appeal from any such claim shall be fully and fairly reviewed by the Human Resources Committee, all in conformity with the rules of Section 503 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). This Plan hereby grants those claims and appeals adjudicators full discretion to make findings of fact, to interpret the Plan, and to resolve disputes. Those adjudicators of claims and appeals shall, when performing those duties, exercise the duties of a fiduciary in accordance with the terms of ERISA. A claim may be denied if not filed within the statute of limitations for a contract dispute in the Commonwealth of Virginia, and appeal rights shall be exhausted if an appeal is not submitted within 60 days of the date the individual is notified of the denial of a claim.

     8.7.4  Exclusive Administrative Remedy for Claims.
     The claims and appeals adjudicators shall determine conclusively for all parties all issues and disputes with respect to benefits under, or the administration of, the Plan.

8.8  Service in More than One Capacity.
Any person may serve in more than one capacity with respect to the Plan.

8.9  Set-Off for Governmental Payments of Like Kind.
In the event that a Senior Manager (or any of his Beneficiaries) is awarded a payment or series of payments under the laws applicable to Workers Compensation, or under any other governmental program, in a case in which the Claims Committee determines that such award is of the same general character, or is granted on account of the same disabling accident or illness, as a benefit provided by the Plan, then the Claims Committee may direct that the amount of the associated benefit otherwise payable under the Plan shall be reduced dollar for dollar by the amount of the governmentally prescribed payment or payments; provided, however, that no benefit payable under this Plan shall be reduced by reason of any governmental benefit or pension payable on account of military service or by reason of any benefit which the recipient receives under the Social Security Act.

8.10 Accidental Death; Damage Claims; Release.

     8.10.1  Releases.
     In case of an accident resulting in the death of a Senior Manager which entitles his Beneficiaries to an annuity or single-sum death benefit under this Plan, all such Beneficiaries shall, prior to the payment of any such benefits, sign a release in a form satisfactory to the Plan Administrator, releasing all Bell Atlantic

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     Companies, and their directors, officers, and employees, from all claims and demands, whether statutory, contractual or under the common law of torts, which the Senior Manager and his Beneficiaries had or may have had against them, other than for benefits under this Plan or any other employee benefit plan, on account of such accident.

     8.10.2  Damage Claims or Suits.
     Should a claim for damages, other than a claim for benefits under the Plan or any other employee benefit plan, be presented, or a suit brought, against any Bell Atlantic Company or the directors, officers, or employees of any such company, for damages on account of death of a Senior Manager, no single-sum death benefit shall be payable under Section 7.2 of the Plan on account of such death except as provided under paragraph (c) below; provided, however, that the Claims Committee may in its discretion and upon such terms as it may prescribe, waive this provision if all such claims for damages are withdrawn, or if such suit is discontinued.

     8.10.3  Judgment or Settlement.
     In case any judgment for damages is recovered against any Bell Atlantic Company or its directors, officers or employees, or any settlement is made of any claim or suit on account of the death of a Senior Manager, and the amount of damages paid to the Beneficiaries who would have received benefits under the Plan is less than the value of benefits which would otherwise have been payable under the Plan, the difference between the two amounts may, in the discretion of the Claims Committee, be distributed to such Beneficiaries.

8.11 Leaves of Absence; Breaks in Service.
For purposes of this Plan, the various categories of approved leaves of absence and rotational assignments, and breaks in service of various durations, shall be defined and administered in the same manner as is set forth in the Qualified Pension Plan in which the Bell Atlantic Company that then employs the Senior Manager participates, and as set forth in any other plan, program or practice of said employing company, at the time of the applicable event.

8.12 Assignment or Alienation.
Assignment or alienation of pensions or other benefits under this Plan will not be permitted or recognized, except as may be required by any applicable law which is not preempted by federal law applicable to employee benefits.

                      9.  FUNDING AND PAYMENT OF BENEFITS

9.1  Plan Unfunded.
Nothing in this Plan shall be interpreted or construed to require Bell Atlantic in any manner to fund any obligation to the Senior Managers and Beneficiaries hereunder. Nothing contained in the Plan or in any trust agreement governing any Grantor Trust, and no action taken hereunder or thereunder shall create, or be construed to create, a "trust" (as that term is construed under Title I of ERISA) or a trust in which the portion of the trust assets held for the account of a Bell Atlantic Company as co-grantor is exempt from the claims of the general creditors of such co-grantor in the event of such co-grantor's bankruptcy or insolvency. Any assets which may be accumulated by any Participating Company in order to meet its obligations under this Plan shall for all purposes continue to be a part of the general assets of such Participating Company. To the extent that any Senior Manager or Beneficiary acquires a right to receive payments from the Paying Agent under this Plan for which any Participating Company is ultimately liable, such rights shall be no greater than the rights of any unsecured general creditor of the applicable Participating Company.


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

9.2  Contributions to Grantor Trust.
In the event that Bell Atlantic, or the officer or officers who have been delegated the appropriate authority by the Board of Directors, determine that it would be desirable to set aside assets in one or more Grantor Trusts, in an amount (the "Grantor Amount") which shall be less than or equal to the accumulated benefit obligations of all Bell Atlantic Companies to participants under the one or more plans covered by such Grantor Trust or Trusts, each Participating Company shall contribute, in the manner and in the amount then prescribed by Bell Atlantic or its delegatees, its allocated share of the Grantor Amount.

9.3  Paying Agent; Allocation of Cost; Participating Company Contributions.

     9.3.1  Paying Agent.
     Commencing January 1, 1989, for Senior Managers and Beneficiaries whose benefits had commenced prior to that date and for those whose benefits commence on or after that date, the Paying Agent shall act as the agent for the Plan and its Participating Companies, and in that capacity the Paying Agent shall have a fiduciary duty to each Senior Manager and Beneficiary to disburse all benefits to Senior Managers and Beneficiaries, at the time when due and in the amount then payable under the terms of the Plan.

     9.3.2  Allocation of Accrued Cost and Disbursements.
     On and after January 1, 1989, the Plan Administrator, with the advice of the officers of Bell Atlantic who have responsibility for legal, treasury and accounting matters, shall establish and maintain cost allocation guidelines which shall govern the allocation of accrued expenses under the Plan for financial accounting purposes, and the allocation of the amounts by which Participating Companies are obligated to reimburse the Paying Agent for disbursements of benefits and other expenditures under the Plan. Such guidelines shall be established in a manner which allocates to each Participating Company its reasonable and appropriate share of the direct benefit cost (and any associated administrative cost) of the Plan.

     9.3.3  Duty to Reimburse Paying Agent.
     At the times, and in the amounts determined under Section 9.3.2 above, each Participating Company shall remit to the Paying Agent the reimbursements allocated to it, either by a direct remittance to the Paying Agent, or via an intermediary.

     9.3.4  Bell Atlantic as Secondary Obligor.
     With respect to benefits disbursed by the Paying Agent under this Plan to a Senior Manager (or his Beneficiaries), the obligation to reimburse the Paying Agent shall be the principal obligation of the Bell Atlantic Company or Companies for which the Senior Manager rendered service while serving in the status of a Senior Manager. Bell Atlantic, as Plan sponsor and as a direct or indirect beneficiary of the value of the services rendered by a Senior Manager, shall have a secondary obligation to reimburse the Paying Agent for any such disbursements in the event, and to the extent, of the failure of any principal obligor to honor such obligation. In the event of such a default by a Participating Company with a principal obligation to reimburse the Paying Agent, Bell Atlantic shall reimburse the Paying Agent for any defaulted amounts and ensure that the full benefit under the Plan is paid by the Paying Agent to all rightful Senior Managers and Beneficiaries as and when due. In such a case, Bell Atlantic may, in its sole discretion, release the defaulting company for some or all of the defaulted amount. Moreover, in the event of the sale of the stock, or substantially all of the assets, of a Participating Company, Bell Atlantic may in its sole discretion release said company from its contingent principal obligations to the Paying Agent under this Plan, and substitute itself as the principal obligor for such company's allocated share of costs under this Plan.

     9.3.5  Participating Companies as Co-Grantors of Grantor Trusts.
     In the event, and in each and every instance, that Bell Atlantic elects in its sole discretion to transfer assets to one or more Grantor Trusts, each Participating Company shall promptly reimburse Bell Atlantic in an

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

     amount equal to such company's allocated share of the amount transferred, determined in the manner described in Section 9.3.2 hereof.




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